EXHIBIT 99.3
EndX Limited
Consolidated Financial statements
Registered number 3418744
28 November 2003

EndX Limited
Consolidated financial statements
28 November 2003
Contents

Report of the independent auditors to the Board of Directors of EndX Limited	2

Consolidated profit and loss account	3

Consolidated balance sheet	4

Consolidated cash flow statement	5

Consolidated statement of total recognised gains and losses	6

Consolidated reconciliation of movements in shareholders’ funds	6

Notes	7

EndX Limited
Consolidated financial statements
28 November 2003
Report of the independent auditors to the board of directors of EndX Limited
We have audited the accompanying balance sheets of EndX Limited as at November 28, 2003 and September 30, 2003 and the consolidated profit and loss accounts, consolidated cash flow statements, statement of total recognised gains and losses, and reconciliations of movements in shareholders’ funds for the 59 day period ended November 28, 2003 and the year ended September 30, 2003. These consolidated financial statements are the responsibility of EndX Limited’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of EndX Limited as at November 28, 2003 and September 30, 2003 and the results of its operations and its cash flows for the 59 day period ended November 28, 2003 and the year ended September 30, 2003, in conformity with generally accepted accounting principles in the United Kingdom.
Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 21 to the financial statements.
KPMG LLP
September 28, 2005
Manchester, England

EndX Limited
Consolidated financial statements
28 November 2003
Consolidated profit and loss account
for the 59 day period ended 28 November 2003

		59 day	12 month
		period to 28	period to 30
		November	September
		2003	2003
	Note	£000	£000

Turnover	2	651	1,668
Cost of sales		(137)	(640)

Gross profit		514	1,028
Distribution costs		(32)	(150)
Administrative expenses		(36)	(511)

Operating profit		446	367
Interest receivable	6	—	2

Profit on ordinary activities before taxation	2-6	446	369
Tax on profit on ordinary activities	7	(85)	(75)

Profit for the financial period on ordinary activities after taxation		361	294
Dividends	8	—	(125)

Retained profit transferred to reserves	15	361	169

All amounts relate to continuing activities.

The notes on pages 7 to 15 form part of these financial statements.

EndX Limited
Consolidated financial statements
28 November 2003
Consolidated balance sheet
at 28 November 2003

		28 November	28 November	30 September	30 September
		2003	2003	2003	2003
	Note	£000	£000	£000	£000
Fixed assets
Tangible assets	9		38		31

Current assets
Debtors	10	664		594
Cash at bank and in hand		544		299

		1,208		893
Creditors: amounts falling due within one year	11	(384)		(423)

Net current assets			824		470

Total assets less current liabilities			862		501

Creditors: amounts falling due after more than one year	12		(93)		(93)

Net assets			769		408

Capital and reserves
Called up share capital	14		1		1
Profit and loss account	15		768		407

Equity shareholders’ funds			769		408

The notes on pages 7 to 15 form part of these financial statements.
These financial statements were approved by the board of directors on 28/9/05 and were signed on its behalf by:
NJ Boyes-Hunter
Director

EndX Limited
Consolidated financial statements
28 November 2003
Consolidated cash flow statement
for the period ended 28 November 2003

		59 day	12 month
		period to 28	period to 30
		November	September
		2003	2003
	Note	£000	£000
Reconciliation of operating profit to net cash flow from operating activities

Cash flow from operating activities		255	307
Returns on investment and servicing of finance	17	—	2
Taxation paid		—	(128)
Capital expenditure and financial investment	17	(10)	(47)
Equity dividends paid		—	(125)

Increase in cash in the period		245	9

Reconciliation of operating profit to operating cash flows

Operating profit		446	367
Depreciation		3	26
Loss on disposal of fixed assets		—	23
Increase in debtors		(70)	(269)
Decrease in stocks		—	2
(Decrease)/ increase in creditors		(124)	158

Net cash flow from operating activities		255	307

Reconciliation of net cash flow to movement in net funds

Increase in cash in the period		245	9

Movement in net funds for the period		245	9
Net funds at beginning of the period		299	290

Net funds at the end of the period	18	544	299

EndX Limited
Consolidated financial statements
28 November 2003
Consolidated Statement of total recognised gains and losses
for the 59 day period ended 28 November 2003

	59 day period	12 month period to
	to 28 November 2003	30 September 2003
	£000	£000

Profit for the financial period	361	294
Prior period adjustment (as explained in note 2)	—	(125)

Total gains and losses recognised since last annual report	361	169

Consolidated Reconciliation of movements in shareholders’ funds for the 59 day period ended 28 November 2003

	59 day	12 month
	period to 28	period to 30
	November	September
	2003	2003
	£000	£000

Profit for the principal period	361	294
Dividends	—	(125)

Net addition to shareholders’ funds	361	169

Opening shareholders’ funds as previously stated	408	364
Prior period adjustment (note 2)	—	(125)

Opening shareholders’ funds as restated	408	239

Closing shareholders’ funds	769	408

EndX Limited
Consolidated financial statements
28 November 2003
Notes
(forming part of the financial statements)
1 Accounting policies
The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the group’s financial statements except as noted below.
The group has adopted FRS 5 application note G on revenue recognition in the year ended 30 September 2003. Details of the effect of this are shown in note 2.
Basis of preparation
The financial statements have been prepared in accordance with applicable accounting standards, and under the historical cost accounting rules.
All references to the period ended 28 November 2003 refer to the 59 day period then ended.
The information set out in these accounts does not constitute the company’s statutory accounts for the year ended 30 September 2003. Those accounts have been reported on by the company’s auditors; their reports were unqualified and did not contain a statement under section 237(2) or (3) of the Companies Act 1985. The abbreviated accounts for 30 September 2003 have been delivered to the registrar of companies.
Basis of consolidation
The consolidated financial statements include the financial statements of the company and its subsidiary undertaking (EndX Inc) made up to 28 November 2003. The acquisition method of accounting has been adopted. Under this method, the results of subsidiary undertakings acquired or disposed of in the period are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.
Tangible fixed assets and depreciation
Depreciation is provided to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

Office equipment	-	33% per annum on cost
Motor vehicles	-	25% per annum on cost
Foreign currencies
Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the contracted rate or the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.
The assets and liabilities of overseas subsidiary undertakings are translated at the closing exchange rates. Profit and loss accounts of such undertakings are consolidated at the average rates of exchange during the period. Gains and losses arising on these translations are taken to reserves, net of exchange differences arising on related foreign currency borrowings. No material foreign currency translation differences have arisen during the period.
Leases
Operating lease rentals are charged to the profit and loss account on a straight line basis over the period of the lease.

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
1 Accounting policies (continued)
Taxation
The charge for taxation is based on the profit for the period and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes
Deferred taxation is recognised, without discounting, in respect of all timing differences between the treatment of certain items for taxation and accounting purposes which have arisen but not reversed by the balance sheet date, except as otherwise required by FRS 19.
Turnover
Turnover represents the amounts (excluding value added tax) derived from the provision of computer consultancy and supply of computer products. Licence fee income from the supply of such products is recognised at the time the group has settled its obligations under the contract. Maintenance income is spread over the life of the contract.
2 Turnover
All turnover and results are derived from the group’s principal activity. An analysis of turnover by geographical market is given below:

	59 day period to	12 month period to
	28 November 2003	30 September 2003
	£000	£000
UK	232	1,057
Other	419	611

	651	1,668

The company changed its accounting policy during the year ended 30 September 2003 for income recognition following the issue of the FRS 5 application note G on revenue recognition. Under the company’s previous policy income was recognised in full on invoice. The company’s new accounting policy is to defer the element of income relating to future periods.
The effect of this accounting policy change on the results to 30 September 2003 was to decrease group turnover, and reduce group profit after tax, by £67,000 (2002: £45,000) and reduce group net assets at 30 September 2003 by £192,000 (2002: £125,000).

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
3 Operating profit

	59 day period to	12 month period
	28 November	to 30 September
	2003	2003
	£000	£000
Operating profit is stated after charging:
Depreciation on tangible fixed assets	3	26
Auditors’ remuneration	—	8

4 Remuneration of directors

	59 day period to	12 month period
	28 November	to 30 September
	2003	2003
	£000	£000

Directors’ emoluments	25	123

5 Staff numbers and costs
The average number of persons employed by the group (including directors) during the period, analysed by category were as follows:

	Number of employees
	59 day period to	12 month period
	28 November	to 30 September
	2003	2003

Sales, marketing and development	17	17
Administration	3	3

	20	20

The aggregate payroll costs of these persons were as follows:

	59 day period to	12 month period
	28 November	to 30 September
	2003	2003
	£000	£000

Wages and salaries	102	561
Social security costs	11	58

	113	619

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
6 Other interest receivable and similar income

	59 day period to	12 month period
	28 November	to 30 September
	2003	2003
	£000	£000

Bank and other deposits	—	2

7 Taxation
Analysis of charge in period

	59 day period to 28 November		12 month period to 30 September
	2003		2003
	£000	£000	£000	£000
UK corporation tax
Current tax on income for the period	135		96
Adjustments in respect of prior periods	(50)		(24)

		85		72

Foreign tax
Current tax on income for the period		—		3

Total current tax and tax on profit on ordinary activities		85		75

Factors affecting the tax charge for the current period
The current tax charge for the period is lower (30 September 2003: lower) than the standard rate of corporation tax in the UK (30%, 30 September 2003: 30%). The differences are explained below.

	59 day period to	12 month period
	28 November	to 30 September
	2003	2003
	£000	£000
Current tax reconciliation
Profit on ordinary activities before tax	446	369

Current tax at 30% (30 September 2003: 30%)	134	111

Effects of:
Depreciation for the period in excess of capital allowances	1	2
Marginal relief	—	(11)
Lower tax rate on overseas earnings	—	(3)
Adjustments to tax charge in respect of previous periods	(50)	(24)

Total current tax charge (see above)	85	75

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
7 Taxation (continued)
Factors that may affect future tax charges
Ongoing charges for taxation will be affected by changes in overseas tax rates.
8 Dividends and other appropriations

	59 day period to	12 month period
	28 November	to 30 September
	2003	2003
	£000	£000
Equity shares:
Interim dividend paid	—	125

9 Tangible fixed assets

	Motor vehicles	Office equipment	Total
Group	£000	£000	£000
Cost
At beginning of period	16	23	39
Additions	—	10	10

At end of period	16	33	49

Depreciation
At beginning of period	8	—	8
Charge for period	1	2	3

At end of period	9	2	11

Net book value
At 28 November 2003	7	31	38

At 30 September 2003	8	23	31

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
10 Debtors

	28 November	30 September
	2003	2003
	£000	£000

Trade debtors	654	536
Director’s loan account	—	44
Prepayments and accrued income	10	14

	664	594

The directors’ loan account was owned by M Sykes. The maximum balance during the prior period was £44,000. This balance was repaid in full on 28 November 2003. This loan was unsecured and interest free.
11 Creditors: amounts falling due within one year

	28 November	30 September
	2003	2003
	£000	£000

Trade creditors and accruals	109	5
Corporation tax	161	76
Other taxation and social security	—	81
Accruals and deferred income	114	261

	384	423

12 Creditors: amounts falling due after more than one year

	28 November	30 September
	2003	2003
	£000	£000

Other creditors	93	93

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
13 Provisions for liabilities and charges

	28 November	30 September
	2003	2003
	£000	£000

Deferred taxation	—	—

The elements of deferred taxation are as follows:

	28 November	30 September
	2003	2003
	£000	£000

Difference between accumulated depreciation and amortisation and capital allowances	(1)	(2)

A deferred tax asset has not been recognised as the directors believe that it is more likely than not that this balance will not be realised in the immediate future.
14 Called up share capital

	28 November	30 September
	2003	2003
	£000	£000
Authorised
1,000 ordinary shares of £1 each	1	1

Allotted, called up and fully paid
1,000 ordinary shares of £1 each	1	1

15 Reserves

Profit
and loss account
£000

At beginning of period	407
Profit for period	361

At end of period	768

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
16 Commitments
Operating lease commitments
There are no annual commitments under non-cancellable operating leases at 28 November 2003 and 30 September 2003.
17 Analysis of cash flows

	59 day	12 month
	period to 28	period to 30
	November	September
	2003	2003
	£000	£000
Returns on investment and servicing of finance
Interest received	—	2

Capital expenditure
Purchase of tangible fixed assets	10	47

18 Analysis of net funds

	59 day	12 month
	period to 28	period to 30
	November	September
	2003	2003
	£000	£000

Cash at bank and in hand	544	299

19 Related party transactions
During the prior period the group entered into the following transaction:
Loan of £44,000 was made to M Sykes, a director of the company, during the prior period. The loan was repaid in full on 28 November 2003.
20 Post balance sheet events
On 28 November 2003, the entire share capital of EndX Limited was acquired by EndX Group Ltd.
On 5 September 2005, EndX Group Limited entered into a conditional contract with Progressive Gaming International Corporation to sell the entire share capital of EndX Group Limited. The contract of sale is dependent on approval from the Office of Fair Trading.

EndX Limited
Consolidated financial statements
28 November 2003
Notes (continued)
21	Reconciliation between United Kingdom generally accepted accounting principles and accounting principles generally accepted in the United States of America
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP) which differ from those generally accepted in the United States (US GAAP). The significant differences, as they apply to the financial statement presented, are summarized below.
Under UK GAAP, the subsidiaries profit and loss accounts are translated at the closing rate of exchange at the period end date. Under US GAAP, the average rate of exchange should be used. No material GAAP adjustment arises as a result of this difference.
There are no significant adjustments required to convert the income statement from UK GAAP to US GAAP.
There are no significant adjustments required to convert the balance sheets from UK GAAP to US GAAP.
A reconciliation of the consolidated cash flow statement as shown in the financial statements to cash flows from operating, investing and financing activities under US GAAP.

	59 day period ended	12 months ended
	28 November	30 September
	2003	2003
	£000	£000
Cash flows from operating activities	255	181
Cash flows from investing activities	(10)	(47)
Cash flows from financing activities	—	(125)

Net movements in cash in the period under US GAAP	245	9
Cash at the beginning of the period under US GAAP	299	290

Cash at the end of the period under US GAAP	544	299